Document and Entity Information	12 Months Ended
Dec. 31, 2011
Document And Entity Information
Entity Registrant Name	PRESSURE BIOSCIENCES INC
Entity Central Index Key	0000830656
Document Type	S-1
Document Period End Date	Dec 31, 2011
Amendment Flag	true
Current Fiscal Year End Date	--12-31
Is Entity a Well-known Seasoned Issuer?	No
Is Entity a Voluntary Filer?	No
Is Entity's Reporting Status Current?	No
Entity Filer Category	Smaller Reporting Company
Amendment Description	Amendment No. 1
Document Fiscal Period Focus	FY
Document Fiscal Year Focus	2011

Balance Sheets (USD $)	Dec. 31, 2011	Dec. 31, 2010
Statement of Financial Position [Abstract]
Cash and cash equivalents	$ 222,775	$ 552,849
Restricted cash		20,104
Accounts receivable, net of allowances of $9,600 at December 31,2011 and $0 at December 31, 2010	269,237	233,846
Inventories	1,069,013	1,104,056
Prepaid income taxes	4,739	1,442
Prepaid expenses and other current assets	143,591	296,756
Total current assets	1,709,355	2,208,963
PROPERTY AND EQUIPMENT, NET	89,171	192,777
Deposits	6,472	6,472
Intangible assets, net	133,762	182,394
TOTAL ASSETS	1,938,760	2,590,606
Accounts payable	890,676	234,568
Accrued employee compensation	180,437	172,251
Accrued professional fees and other	397,738	337,698
Deferred revenue	36,669	27,153
Promissory note	150,000
Short-term debt	394,912
Warrant derivative liability	436,553
Total current liabilities	2,336,985	771,670
Deferred revenue	10,111	9,427
TOTAL LIABILITIES	2,347,096	781,097
Series A convertible preferred stock, $.01 par value; 313,960 shares authorized; 0 shares issued and outstanding on December 31, 2011 and 262,135 shares issued and outstanding on December 31, 2010		2,621
Series B convertible preferred stock, $.01 par value; 279,256 shares authorized; 0 shares issued and outstanding on December 31, 2011 and 88,711 shares on December 31, 2010		887
Series C convertible preferred stock, $.01 par value; 88,098 shares authorized; 88,098 shares issued and outstanding on December 31, 2011 and 0 shares on December 31, 2010 (Liquidation value of $1,101,225)	881
Series D convertible preferred stock, $.01 par value; 850 shares authorized; 743 shares issued and outstanding on December 31, 2011 and 0 shares on December 31, 2010 (Liquidation value of $743,000)	7
Common stock, $.01 par value; 20,000,000 shares authorized; 6,723,993 shares issued and outstanding on December 31, 2011 and 2,711,750 shares issued and outstanding on December 31, 2010	67,240	27,118
Warrants to acquire preferred stock and common stock	2,203,101	1,248,909
Additional paid-in capital	13,823,875	12,095,237
Accumulated deficit	(16,503,440)	(11,565,263)
Total stockholders' equity	(408,336)	1,809,509
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 1,938,760	$ 2,590,606

Balance Sheets (Parenthetical) (USD $)	Dec. 31, 2011	Dec. 31, 2010
Statement of Financial Position [Abstract]
Preferred Stock A; Par value	$ 0.01	$ 0.01
Preferred stock A; Preferred authorized shares	313,690	313,960
Preferred stock A; Stock issued	0	262,135
Preferred stock A; Stock outstanding	0	262,135
Preferred Stock B; Par value	$ 0.01	$ 0.01
Preferred stock B; Preferred authorized shares	279,256	279,256
Preferred stock B; Stock issued	0	88,711
Preferred stock B; Stock outstanding	0	88,711
Preferred Stock C; Par value	$ 0.01	$ 0.01
Preferred stock C; Preferred authorized shares	88,098	88,098
Preferred stock C; Stock issued	88,098	0
Preferred stock C; Stock outstanding	88,098	0
Preferred stock C; Liquidation value	$ 0	$ 1,101,225
Preferred Stock D; Par value	$ 0.01	$ 0.01
Preferred stock D; Preferred authorized shares	850	850
Preferred stock D; Stock issued	743	0
Preferred stock D; Stock outstanding	743	0
Preferred stock D; Liquidation value	$ 0	$ 743,000
Common stock; par value	$ 0.01	$ 0.01
Common stock; common shares authorized	20,000,000	20,000,000
Common stock; Stock Issued	6,723,993	2,711,750
Common stock; Stock Outstanding	6,723,993	2,711,750

Statements of Operations (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Income Statement [Abstract]
PCT Products, services, other	$ 767,765	$ 877,657
Grant revenue	219,964	462,465
Total revenue	987,729	1,340,032
Cost of PCT products and services	342,865	376,514
Research and development	969,473	1,232,566
Selling and marketing	931,073	1,204,892
General and administrative	2,034,458	1,924,814
Total operating costs and expenses	4,277,869	4,738,786
Operating loss	(3,290,140)	(3,398,754)
Interest (expense) income	(136,595)	2,303
Therapeutic discovery credit		244,479
Change in fair value of warrant derivative liability	430,423
Total other income (expense)	293,828	246,782
Loss before income taxes	(2,996,312)	(3,151,972)
Income tax benefit		23,710
Net loss	(2,996,312)	(3,128,262)
Accrued interest on convertible debt	18,896
Accrued and deemed dividends on convertible preferred stock	(2,130,245)	(502,564)
Net loss applicable to common shareholders	$ (5,107,661)	$ (3,630,826)
Net loss per share attributable to common stockholders - basic and diluted (in dollars per share)	$ (0.77)	$ (1.35)
Weighted average common stock shares outstanding used in the basic and diluted net loss per share calculation (in shares)	6,618,484	2,687,141

Statements of Cash Flows (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Statement of Cash Flows [Abstract]
Net loss	$ (2,996,312)	$ (3,128,262)
Depreciation and amortization	141,315	197,431
Accretion of interest and amortization of debt issuance costs	108,876
Stock-based compensation expense	121,974	273,181
Borrowings on promissory note	150,000
Change in fair value of warrant derivative liability	(430,423)
Bad debt expense	9,600
Accounts receivable	(44,991)	(30,635)
Inventories	48,608	(465,706)
Deposits		175,538
Accounts payable	763,849	86,481
Accrued employee compensation	8,186	66,427
Deferred revenue and other accrued expenses	(78,500)	67,912
Prepaid expenses and other current assets	55,955	(114,547)
Net cash used in operating activities	(2,141,863)	(2,872,180)
Purchases of property and equipment	(2,642)	(92,111)
Net cash used in investing activities	(2,642)	(92,111)
Proceeds from stock option exercise	43,980	20,220
Decrease in restricted cash	20,014
Proceeds from stock warrant exercise		1,421,275
Borrowings on short-term loans	412,000
Net proceeds from the issuance of preferred stock	1,338,437	465,867
Net cash provided by financing activities	1,814,431	1,907,362
Change in cash and cash equivalents	(330,074)	(1,056,929)
Cash and cash equivalents, beginning of period	552,849	1,609,778
Cash and cash equivalents, end of period	222,775	552,849
Income taxes paid	1,900
Income tax refund received	23,710	244,479
Issuance of common stock dividend on preferred stock	188,379	222,931
Issuance of common stock warrants to placement agent	94,313	18,122
Issuance of common stock warrants for services		116,234
Issuance of common stock for services	4,999	25,970
Issuance of common stock for deferred board fees	109,997
Series B dividend paid in cash	65,543	7,212
Warrant modifications	704,844
Beneficial conversion feature on convertible preferred stock	$ 1,006,574	$ 154,389

Shareholders Equity (USD $)	Preferred Stock	Preferred Stock B	Perferred Stock C	Preferred Stock D	Common Stock	Stock Warrants	Additional Paid-In Capital	Accumulated Deficit	Total
Beginning Balance, amount at Dec. 31, 2009	$ 1,523	$ 620			$ 23,284	$ 1,352,165	$ 9,297,115	$ (7,986,620)	$ 2,688,087
Beginning Balance, shares at Dec. 31, 2009	152,213	62,039			2,328,426
Stock-based compensation							273,182		273,182
Stock option exercises, Shares					18,897
Stock option exercises, Amount					189		20,031		20,220
Issuance of convertible preferred stock, Shares		26,672
Issuance of convertible preferred stock, Amount		267					328,107		328,374
Offering costs for issuance of preferred stock							(53,689)		(53,689)
Issuance of warrants						307,416			307,416
Stock warrant exercise, Shares	125,658
Stock warrant exercise, Amount	1,255					(410,671)	1,830,691		1,421,275
Conversion of preferred stock to common stock, Shares	(15,736)				157,360
Conversion of preferred stock to common stock, Amount	(157)				1,573		(1,416)
Common stock paid-in-kind dividends earned								(118,020)	(118,020)
Series B dividend paid in cash								(7,212)	7,212
Issuance of common stock for dividends paid-in-kind, Shares					190,067				190,067
Issuance of common stock for dividends paid-in-kind, Amount					1,902		221,027	(170,760)	52,169
Net loss								(3,128,262)	(3,128,262)
Ending Balance, amount at Dec. 31, 2010	2,621	887			27,118	1,248,909	12,095,237	(11,565,263)	1,809,509
Ending Balance, shares at Dec. 31, 2010	262,135	88,711			2,711,750
Stock-based compensation							273,182		273,182
Stock option exercises, Shares					18,897
Stock option exercises, Amount					189		20,031		20,220
Issuance of convertible preferred stock, Shares		26,672
Issuance of convertible preferred stock, Amount		267					328,107		328,374
Offering costs for issuance of preferred stock							(53,689)		(53,689)
Issuance of common stock for services, Shares
Issuance of common stock for services, Amount
Issuance of warrants						307,416			307,416
Issuance of stock in lieu of cash for Board of Director Fees, Shares
Issuance of stock in lieu of cash for Board of Director Fees, Amount
Stock warrant exercise, Shares	125,658
Stock warrant exercise, Amount	1,255					(410,671)	1,830,691		1,421,275
Conversion of preferred stock to common stock, Shares	(15,736)				157,360
Conversion of preferred stock to common stock, Amount	(157)				1,573		(1,416)
Common stock paid-in-kind dividends earned								(118,020)	(118,020)
Series B dividend paid in cash								(7,212)	65,543
Issuance of common stock for dividends paid-in-kind, Shares					190,067				190,067
Issuance of common stock for dividends paid-in-kind, Amount					1,902		221,027	(170,760)	52,169
Net loss								(3,128,262)	(2,996,312)
Ending Balance, amount at Dec. 31, 2011	$ 2,621	$ 887			$ 27,118	$ 1,248,909	$ 12,095,237	$ (11,565,263)	$ (408,336)
Ending Balance, shares at Dec. 31, 2011	262,135	88,711			2,711,750

Business Overview and Management Plans	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
Business Overview and Management Plans

(1)  Business Overview and Management Plans

We are focused on solving the challenging problems inherent in biological sample preparation, a crucial laboratory step performed by scientists worldwide working in biological life sciences research. Sample preparation is a term that refers to a wide range of activities that precede most forms of scientific analysis. Sample preparation is often complex, time-consuming, and in our belief, one of the most error-prone steps of scientific research. It is a widely-used laboratory undertaking, the requirements of which drive what we believe is a large and growing worldwide market. We have developed and patented a novel, enabling technology platform that can control the sample preparation process. It is based on harnessing the unique properties of high hydrostatic pressure. This process, called pressure cycling technology, or PCT, uses alternating cycles of hydrostatic pressure between ambient and ultra-high levels (35,000 psi or greater) to safely, conveniently and reproducibly control the actions of molecules in biological samples, such as cells and tissues from human, animal, plant, and microbial sources.

Our pressure cycling technology uses internally developed instrumentation that is capable of cycling pressure between ambient and ultra-high levels - at controlled temperatures and specific time intervals - to rapidly and repeatedly control the interactions of bio-molecules, such as DNA, RNA, proteins, lipids, and small molecules. Our laboratory instrument, the Barocycler®, and our internally developed consumables product line, including PULSE (Pressure Used to Lyse Samples for Extraction) Tubes, other processing tubes, and application specific kits (which include consumable products and reagents) together make up our PCT Sample Preparation System, or PCT SPS.

We have experienced negative cash flows from operations with respect to our pressure cycling technology business since our inception. As of December 31, 2011, we did not have adequate working capital resources to satisfy our current liabilities. Based on our current projections, including equity financing subsequent to December 31, 2011, we believe our current cash resources will enable us to extend our cash resources until April 2012.

As a result, the audit report issued by our independent registered public accounting firm on our audited financial statements for the fiscal year ended December 31, 2011 contains an explanatory paragraph regarding our ability to continue as a going concern due to the risk that we may not have sufficient cash and liquid assets at December 31, 2011 to cover our operating and capital requirements for the next twelve-month period; and if sufficient cash cannot be obtained, we would have to substantially alter, or possibly even discontinue, operations. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Such an opinion from our independent registered accounting firm could adversely affect our ability to obtain additional financing on favorable terms, if at all, as such an opinion may cause investors to have reservations about our long-term prospects, and may adversely affect our relationships with customers. There can be no assurance that our auditing firm will not qualify its opinion in the future. If we cannot successfully continue as a going concern, our stockholders may lose their entire investment in us.

Management has developed a plan to continue operations. This plan includes further reductions in expenses and obtaining equity or debt financing including our most recently completed financing in February 2012, in which we sold units consisting of shares of restricted common stock and warrants to purchase shares of common stock for net aggregate proceeds of approximately $765,000, which included the conversion of $387,457 in principal and interest from convertible promissory notes. Although we have successfully completed equity financings and reduced expenses in the past, we cannot assure you that our plans to address these matters in the future will be successful. Additional financing may not be available to us on a timely basis, if at all, or on terms acceptable to us. In the event we are unable to raise sufficient funds on terms acceptable to us, we may be required to:

·	severely limit or cease our operations or otherwise reduce planned expenditures and forego other business opportunities, which could harm our business. The accompanying financial statements do not include adjustments that may be required in the event of the disposal of assets or the discontinuation of the business;
·	obtain financing with terms that may have the effect of diluting or adversely affecting the holdings or the rights of the holders of our capital stock; or
·	obtain funds through arrangements with future collaboration partners or others that may require us to relinquish rights to some or all of our technologies or products.

Our common stock is listed on The NASDAQ Capital Market. We previously received letters from the NASDAQ Stock Market LLC, or NASDAQ, on April 13, 2011, advising us that our stockholders’ equity for the year ended December 31, 2010 had fallen below the minimum requirement for continued inclusion on The NASDAQ Capital Market and on August 15, 2011, advising us that, for the previous 30 consecutive business days, the bid price of our common stock had closed below the minimum $1.00 per share requirement for continued inclusion on The NASDAQ Capital Market. On October 4, 2011, we received written notification from the Listing Qualifications Department of the NASDAQ, or NASDAQ, stating that our common stock is subject to delisting from The NASDAQ Capital Market, pending our opportunity to request a hearing before a NASDAQ Listing Qualifications Panel (the “Panel”). We attended a hearing before the Panel on November 17, 2011 to consider further our plan to bring the Company into compliance with the stockholders’ equity listing standard and the minimum $1.00 per share requirement.

On December 7, 2011, we received notice that the Panel granted our request for continued listing on The NASDAQ Capital Market subject to, among other things, our demonstration of compliance with the applicable minimum stockholders’ equity requirement of $2.5 million by February 29, 2012. On February 15, 2012, we received notice from NASDAQ that the bid price of our common stock had not regained compliance with the minimum $1.00 per share requirement as of February 13, 2012, 180 calendar days after NASDAQ’s August 15, 2011 notice. While we are working toward regaining compliance with all applicable requirements for continued listing on The NASDAQ Capital Market, including both minimum stockholders’ equity and minimum bid price of $1.00 per share, there can be no assurance that we will be able to demonstrate compliance by the February 29, 2012 deadline or that the Panel will grant us an extension in the event compliance is not timely achieved.

The Company identified errors in its calculation of the incremental value of the warrants issued to holders of Series A and B Convertible Preferred Stock. As a result of this correction, the Company has identified an additional $379,000 that has been recorded as a deemed dividend. The Company has analyzed the impact of this item and concluded that it would not be material with respect to any reporting period after taking into consideration the requirements of the Securities and Exchange Commission (“SEC”) Staff Bulletin No. 99.

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
Summary of Significant Accounting Policies

(2)  Summary of Significant Accounting Policies

(i) Principles of Consolidation

The consolidated financial statements include the accounts of Pressure BioSciences, Inc., and its wholly-owned subsidiary PBI BioSeq, Inc. All intercompany accounts and transactions have been eliminated in consolidation.

(ii) Use of Estimates

To prepare our consolidated financial statements in conformity with accounting principles generally accepted in the United States of America, we are required to make significant estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In addition, significant estimates were made in projecting future cash flows to quantify impairment of assets, deferred tax assets, the costs associated with fulfilling our warranty obligations for the instruments that we sell, and the estimates employed in our calculation of fair value of stock options awarded and warrant derivative liability. We base our estimates on historical experience and on various other assumptions that we believe to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results could differ from the estimates and assumptions used.

(iii) Revenue Recognition

Revenue is recognized when realized or earned when all the following criteria have been met: persuasive evidence of an arrangement exists; delivery has occurred and risk of loss has passed to the customer; the seller’s price to the buyer is fixed or determinable; and collectability is reasonably assured.

Our current instruments, the Barocycler NEP3229 and NEP2320, require a basic level of instrumentation expertise to set-up for initial operation. To support a favorable first experience for our customers, we send a highly trained technical representative to the customer site to install every Barocycler that we sell, lease, or rent through our domestic sales force. The installation process includes uncrating and setting up the instrument, followed by introductory user training. Product revenue related to current Barocycler instrumentation is recognized upon the completion of the installation and introductory training process of the instrumentation at the customer location, for domestic installations. Product revenue related to sales of PCT instrumentation to our foreign distributors is recognized upon shipment through a common carrier. We provide for the expected costs of warranty upon the recognition of revenue for the sales of our instrumentation. Our sales arrangements do not provide our customers with a right of return. Product revenue related to the HUB440 and our consumable products such as PULSE Tubes, MicroTubes, and application specific kits is recorded upon shipment through a common carrier. Shipping costs are included in sales and marketing expense. Any shipping costs billed to customers are recognized as revenue.

We account for our lease agreements under the operating method. We record revenue over the life of the lease term and we record depreciation expense on a straight-line basis over the thirty-six month estimated useful life of the Barocycler instrument. The depreciation expense associated with assets under lease agreement is included in the “Cost of PCT products and services” line item in our consolidated statements of operations. Many of our lease and rental agreements allow the lessee to purchase the instrument at any point during the term of the agreement with partial or full credit for payments previously made. We pay all maintenance costs associated with the instrument during the term of the leases.

Revenue from government grants is recorded when expenses are incurred under the grant in accordance with the terms of the grant award.

Our transactions sometimes involve multiple elements (i.e., products and services). Revenue under multiple element arrangements is recognized in accordance with FASB ASC 605-25 Multiple-Element Arrangements (“ASC 605”). When vendor specific objective evidence or third party evidence of selling price for deliverables in an arrangement cannot be determined, the Company develops a best estimate of the selling price to separate deliverables and allocates arrangement consideration using the relative selling price method. Additionally, this guidance eliminates the residual method of allocation. If an arrangement includes undelivered elements that are not essential to the functionality of the delivered elements, we defer the fair value of the undelivered elements with the residual revenue allocated to the delivered elements. Fair value is determined based upon the price charged when the element is sold separately. If there is not sufficient evidence of the fair value of the undelivered elements, no revenue is allocated to the delivered elements and the total consideration received is deferred until delivery of those elements for which objective and reliable evidence of the fair value is not available. We provide certain customers with extended service contracts with revenue recognized ratably over the life of the contract.

(iv) Cash and Cash Equivalents

Our policy is to invest available cash in short-term, investment grade interest-bearing obligations, including money market funds, and bank and corporate debt instruments. Securities purchased with initial maturities of three months or less are valued at cost plus accrued interest, which approximates fair value, and are classified as cash equivalents. As of December 31, 2010, we held $20,000 in a restricted account as collateral for our corporate credit card and therefore classified this balance as short-term restricted cash on our consolidated balance sheet. The restricted account was liquidated in early 2011.

(v) Research and Development

Research and development costs, which are comprised of costs incurred in performing research and development activities including wages and associated employee benefits, facilities, consumable products and overhead costs that are expensed as incurred.  In support of our research and development activities we utilize our Barocycler instruments that are capitalized as fixed assets and depreciated over their expected useful life.

(vi) Inventories

Inventories are valued at the lower of cost (average cost) or market (sales price). The cost of Barocyclers consists of the cost charged by the contract manufacturer. The cost of manufactured goods includes material, freight-in, direct labor, and applicable overhead. The composition of inventory as of December 31, 2011 and 2010 is as follows:

	December 31,
	2011	2010
Raw materials	$193,121	$198,534
Finished goods	875,892	905,522
Total	$1,069,013	$1,104,056

(vii) Property and Equipment

Property and equipment are stated at cost, less accumulated depreciation. For financial reporting purposes, depreciation is recognized using the straight-line method, allocating the cost of the assets over their estimated useful lives of three years for certain laboratory equipment, from three to five years for management information systems and office equipment, and three years for all PCT finished units classified as fixed assets.

(viii) Intangible Assets

We have classified as intangible assets, costs associated with the fair value of acquired intellectual property.  Intangible assets, including patents, are being amortized on a straight-line basis over sixteen years.  We perform an annual review of our intangible assets for impairment.  When impairment is indicated, any excess of carrying value over fair value is recorded as a loss. An impairment analysis of intangible assets was performed as of December 31, 2011. Based on this analysis, we have concluded that no impairment of intangible assets had occurred.

(ix) Long-Lived Assets and Deferred Costs

The Company’s long-lived assets and other assets are reviewed for impairment in accordance with the guidance of the FASB ASC 360-10-05, Property, Plant, and Equipment, whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. Recoverability of an asset to be held and used is measured by a comparison of the carrying amount of an asset to the future undiscounted cash flows expected to be generated by the asset. If such asset is considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the asset exceeds its fair value. Through December 31, 2011, the Company had not experienced impairment losses on its long-lived assets. While our current and historical operating losses and cash flow are indicators of impairment, we performed an impairment test at December 31, 2011 and determined that such long-lived assets were not impaired.

(x) Concentrations

Credit Risk

Our financial instruments that potentially subject us to concentrations of credit risk consist primarily of cash, cash equivalents and trade receivables. We have cash investment policies which, among other things, limit investments to investment-grade securities. We perform ongoing credit evaluations of our customers, and the risk with respect to trade receivables is further mitigated by the fact that many of our customers are government institutions and university labs.

The following table illustrates the level of concentration of the below two groups within revenue as a percentage of total revenues during the years ended December 31, 2011 and 2010:

	For the Year Ended
	December 31,
	2011	2010
Top Five Customers	37%	47%
Federal Agencies	26%	38%

The following table illustrates the level of concentration of the below two groups within accounts receivable as a percentage of total accounts receivable balance as of December 31, 2011 and 2010:

	December 31,
	2011	2010
Top Five Customers	89%	72%
Federal Agencies	42%	29%

Product Supply

Source Scientific, LLC has been our sole contract manufacturer for all of our PCT instrumentation. Until we develop a broader network of manufacturers and subcontractors, obtaining alternative sources of supply or manufacturing services could involve significant delays and other costs and challenges, and may not be available to us on reasonable terms, if at all. The failure of a supplier or contract manufacturer to provide sufficient quantities, acceptable quality and timely products at an acceptable price, or an interruption of supplies from such a supplier could harm our business and prospects.

(xi) Computation of Loss per Share

Basic loss per share is computed by dividing loss available to common shareholders by the weighted average number of common shares outstanding. Diluted loss per share is computed by dividing loss available to common shareholders by the weighted average number of common shares outstanding plus additional common shares that would have been outstanding if dilutive potential common shares had been issued. For purposes of this calculation, convertible preferred stock, common stock dividends, warrants to acquire preferred stock convertible into common stock, and warrants and options to acquire common stock, are all considered common stock equivalents in periods in which they have a dilutive effect and are excluded from this calculation in periods in which these are anti-dilutive. The following table illustrates our computation of loss per share for the years ended December 31, 2011 and 2010.

	For the Year Ended
	December 31,
	2011	2010
Numerator:
Net loss	$(2,996,312)	$(3,128,262)
Accrued interest on convertible debt, after tax	18,896	-
Accrued dividend for Preferred Stock	(164,904)	(118,020)
Deemed dividend on warrant modifications	(704,844)	-
Beneficial conversion feature for Preferred Stock	(1,006,574)	(154,389)
Series A Preferred dividends paid in Common Stock	(188,380)	(186,968)
Series B Preferred dividends paid in Common Stock	-	(35,975)
Series B Preferred dividends paid in cash	(65,543)	(7,212)
Net loss applicable to common shareholders	$(5,107,661)	$(3,630,826)

Denominator for basic and diluted loss per share:
Weighted average common stock shares outstanding	6,618,484	2,687,141

Loss per common share - basic and diluted	$(0.77)	$(1.35)

The following table presents securities that could potentially dilute basic loss per share in the future. For all periods presented, the potentially dilutive securities were not included in the computation of diluted loss per share because these securities would have been anti-dilutive.

	For the Year Ended
	December 31,
	2011	2010
Stock options	1,508,500	201,110
Convertible debt	412,000	-
Common stock warrants	4,775,501	1,740,800
Preferred stock warrants	-	940,550
Convertible preferred stock:
Series A Convertible Preferred	-	2,621,350
Series B Convertible Preferred	-	887,110
Series C Convertible Preferred	880,980	-
Series D Convertible Preferred	1,143,077	-
	8,720,058	6,390,920

(xii) Accounting for Income Taxes

We account for income taxes under the asset and liability method, which requires recognition of deferred tax assets, subject to valuation allowances, and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes. The Company considers many factors when assessing the likelihood of future realization of our deferred tax assets, including recent cumulative earnings experience by taxing jurisdiction, expectations of future taxable income or loss, the carry-forward periods available to us for tax reporting purposes, and other relevant factors. A valuation allowance is established if it is more likely than not that all or a portion of the net deferred tax assets will not be realized. If substantial changes in the Company’s ownership should occur, as defined in Section 382 of the Internal Revenue Code, there could be significant limitations on the amount of net loss carry forwards that could be used to offset future taxable income.

The benefit of $23,710 that was realized in 2010 relates to legislation within the Housing Assistance Tax Act of 2008 which provided the Company the option to claim a refundable tax credit in exchange for foregoing bonus depreciation.

(xiii) Accounting for Stock-Based Compensation

We maintain equity compensation plans under which incentive stock options and non-qualified stock options are granted to employees, independent members of our Board of Directors and outside consultants. We recognize equity compensation expense over the requisite service period using the Black-Scholes formula to estimate the fair value of the stock options on the date of grant.

Determining Fair Value of Stock Option Grants

Valuation and Amortization Method - The fair value of each option award is estimated on the date of grant using the Black-Scholes pricing model based on certain assumptions. The estimated fair value of employee stock options is amortized to expense using the straight-line method over the vesting period, which generally is over three years.

Expected Term - The Company uses the simplified calculation of expected life, described in the FASB ASC 718, Compensation-Stock Compensation, as the Company does not currently have sufficient historical exercise data on which to base an estimate of expected term. Using this method, the expected term is determined using the average of the vesting period and the contractual life of the stock options granted.

Expected Volatility - Expected volatility is based on the Company’s historical stock volatility data over the expected term of the award.

Risk-Free Interest Rate - The Company bases the risk-free interest rate used in the Black-Scholes valuation method on the implied yield currently available on U.S. Treasury zero-coupon issues with an equivalent remaining term.

Forfeitures - As required by FASB ASC 718, Compensation-Stock Compensation, the Company records stock-based compensation expense only for those awards that are expected to vest. The Company estimated a forfeiture rate of 5% for awards granted based on historical experience and future expectations of options vesting. We used this historical rate as our assumption in calculating future stock-based compensation expense.

The following table summarizes the assumptions we utilized for grants of stock options to the three sub-groups of our stock option recipients during the twelve months ended December 31, 2011 and 2010:

		Non-Employee Board Members	CEO and other Officers and Employees
Assumptions	Outside Consultants
Expected life	2.0 (yrs)	5.0 (yrs)	6.0 (yrs)
Expected volatility	79.60%	55.66% - 77.86%	55.66% - 101.83%
Risk-free interest rate	1.27%	2.60% - 4.94%	1.00% - 4.94%
Forfeiture rate	0.00%	5.00%	5.00%
Expected dividend yield	0.0%	0.0%	0.0%

We recognized stock-based compensation expense of $121,974 and $273,181 for the years ended December 31, 2011 and 2010, respectively. The following table summarizes the effect of this stock-based compensation expense within each of the line items within our Consolidated Statement of Operations:

	For the Year Ended, December 31,
	2011	2010
Research and development	$39,375	$73,097
Selling and marketing	43,201	72,609
General and administrative	39,398	127,475
Total stock-based compensation expense	$121,974	$273,181

During the years ended December 31, 2011 and 2010, the total fair value of stock options awarded was $135,403 and $64,248, respectively.

As of December 31, 2011, the total estimated fair value of unvested stock options to be amortized over their remaining vesting period was $99,547. The non-cash, stock based compensation expense associated with the vesting of these options will be $31,695 in 2012, $26,244 in 2013, $24,467 in 2014 and $17,141 in 2015.

(xiv)  Fair Value of Financial Instruments

Due to their short maturities, the carrying amounts for cash and cash equivalents, accounts receivable, accounts payable, and accrued expenses approximate their fair value. Short-term and long-term liabilities are primarily related to liabilities transferred under contractual arrangements with carrying values that approximate fair value.

(xv)  Reclassifications

Certain prior year amounts have been reclassified to conform to our current year presentation. Deposits were moved to long-term assets to be consistent with the lease term of our headquarters.

(xvi) Recent Accounting Standards

The Financial Accounting Standards Board, or FASB, issued Accounting Standards Update, or ASU, No. 2009-13, Revenue Recognition (Topic 605) — Multiple-Deliverable Revenue Arrangements, or ASU 2009-13. ASU 2009-13 amends existing revenue guidance related to revenue arrangements with multiple deliverables to allow the use of companies’ estimated selling prices as the value for deliverable elements under certain circumstances and to eliminate the use of the residual method for allocation of deliverable elements. ASU 2009-13 was effective for fiscal years beginning on or after June 15, 2010, with earlier adoption permitted. We evaluated the impact of this standard on the financial statements and determined that there was no material impact on adoption.

In January 2010, the FASB issued ASU 2010-06 “Fair Value Measurements and Disclosures” (“ASU2010-06”). ASU 2010-06 updated section ASC 820-10 to require a greater level of disaggregated information and more robust disclosure about valuation techniques and inputs to fair value measurements. ASU 2010-06 was effective for interim and annual reporting periods beginning after December 15, 2009, with the exception of the disclosures about purchases, sales, issuances and settlements in the roll forward of activity in Level 3 fair value measures which are effective for interim and annual reporting periods beginning after December 15, 2010. The Company determined that there was no significant impact to its operations from this guidance.

(xvii) Advertising

Advertising costs are expensed as incurred. During 2010 we incurred $23,545 in advertising expense. We did not purchase any advertising, print or otherwise, in 2011.

(xviii) Rent Expense

Rental costs are expensed as incurred. During 2011 and 2010 we incurred $132,648 and $140,789, respectively in rent expense for the use of our corporate office and research and development facilities.

(xix) Fair Value Measurements

The Company adopted the guidance of FASB ASC Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”) as of June 30, 2011, as it related to all financial assets and financial liabilities that are recognized or disclosed at fair value in the financial statements on a recurring basis.

The Company generally defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). The Company uses a three-tier fair value hierarchy, which classifies the inputs used in measuring fair values. These tiers include: Level 1, defined as observable inputs such as quoted prices for identical instruments in active markets; Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable; and Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions.

Financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. The Company has determined that it does not have any financial assets measured at fair value and that its financial liabilities are currently all classified within Level 3 in the fair value hierarchy.

The following tables set forth the Company’s financial liabilities that were accounted for at fair value on a recurring basis as of December 31, 2011. The Company did not have financial liabilities measured at fair value in 2010.

		Fair value measurements at December 31, 2011 using:
	December 31, 2011	Quoted prices in active markets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)
Series C Common Stock Purchase Warrants	$205,353	$-	$-	$205,353
Series D Common Stock Purchase Warrants	231,200	-	-	231,200
	$436,553	$-	$-	$436,553

	January 1, 2011	Change in Fair Value	December 31, 2011
Series C Common Stock Purchase Warrants	$-	$205,353	$205,353
Series D Common Stock Purchase Warrants	-	231,200	231,200
	$-	$436,553	$436,553

Property and Equipment, net	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
Property and Equipment, net

(3)  Property and Equipment, net

Property and equipment as of December 31, 2011 and 2010 consisted of the following components:

	December 31,
	2011	2010
Laboratory and manufacturing equipment	$172,560	$172,560
Office equipment	137,093	134,451
Leasehold improvements	8,117	8,117
PCT collaboration, demonstration and leased systems	461,858	513,256
Total property and equipment	779,628	828,384
Less accumulated depreciation	(690,457)	(635,607)
Net book value	$89,171	$192,777

Depreciation expense for the years ended December 31, 2011 and 2010 was $92,683 and $148,799, respectively.

Intangible Assets, net	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
Intangible Assets, net

(4)  Intangible Assets, net

Intangible assets as of December 31, 2011 reflect an estimate of purchase price attributable to patents in connection with the 1998 acquisition of BioSeq, Inc. and the PCT business. Acquired PCT patents are being amortized to expense on a straight line basis at the rate of $48,632 per year over their estimated remaining useful lives of approximately 6 years. We performed a review of our intangible assets for impairment.  When impairment is indicated, any excess of carrying value over fair value is recorded as a loss. An impairment analysis of intangible assets was performed as of December 31, 2011. We have concluded that there is no impairment of intangible assets. Intangible assets at December 31, 2011 and 2010 consisted of the following:

	December 31,
	2011	2010
PCT Patents	$778,156	$778,156
Less accumulated amortization	(644,394)	(595,762)
Net book value	$133,762	$182,394

Amortization expense for each of the years ended December 31, 2011 and 2010 was $48,632 and is expected to be $48,632 per year during the next three years.

Retirement Plan	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
Retirement Plan

(5)  Retirement Plan

We provide all of our employees with the opportunity to participate in our retirement savings plan. Our retirement savings plan has been qualified under Section 401(k) of the Internal Revenue Code. Eligible employees are permitted to contribute to the plan through payroll deductions within statutory limitations and subject to any limitations included in the plan. During 2011 and 2010 we contributed $13,156 and $11,232, respectively, in the form of discretionary company matching contributions.

Income Taxes	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
Income Taxes

(6)  Income Taxes

The components of the benefit for income taxes are as follows:

	For the Year Ended
	December 31,
	2011	2010
Current benefit: federal	$-	$23,710
Current benefit: state	-	-
Total current benefit	-	23,710

Deferred provision: federal	-	-
Deferred provision: state	-	-
Total deferred provision	-	-

Total benefit for income taxes	$-	$23,710

 Significant items making up the deferred tax assets and deferred tax liabilities as of December 31, 2011 and 2010 are as follows:

	December 31,
Current deferred taxes:	2011	2010
Accounts receivable allowance	$3,787	$-
Other accruals	47,631	56,344
Less: valuation allowance	(51,418)	(56,344)
Total current deferred tax assets (liabilities)	$-	$-

Long term deferred taxes:
Accelerated tax depreciation	$29,524	$29,472
Non-cash, stock-based compensation, nonqualified	387,676	389,975
Goodwill and intangibles	(52,763)	(73,450)
Operating loss carryforwards and tax credits	6,519,386	5,357,221
Less: valuation allowance	(6,883,823)	(5,703,218)
Total long term deferred tax assets (liabilities), net	-	-
Total net deferred tax liabilities	$-	$-

A valuation allowance is established if it is more likely than not that all or a portion of the deferred tax asset will not be realized. Accordingly, a valuation allowance was established in 2011 and 2010 for the full amount of our deferred tax assets due to the uncertainty of realization. We believe based on our projection of future taxable operating income for the foreseeable future, it is more likely than not that we will not be able to realize the benefit of the deferred tax asset at December 31, 2011. The benefit that was realized in 2010 related to legislation within the Housing Assistance Tax Act of 2008 which provided taxpayers the option to elect to claim refundable tax credits in exchange for foregoing bonus depreciation.

We had net operating loss carry-forwards for federal income tax purposes of $10,921,054 as of December 31, 2011. Included in these numbers are loss carry-forwards that were obtained through the acquisition of BioSeq, Inc. and are subject to Section 382 NOL limitations. These net operating loss carry-forwards expire at various dates from 2012 through 2031. We have not performed a Section 382 analysis but we estimate that approximately $50,000 of the restricted net operating loss carry-forwards will become available each year until 2031 once we generate taxable income.

We are considering whether the sale of capital stock and warrants in connection with our private placements and registered direct offering completed in 2009, 2010 and 2011 will result in further limitations of our net operating losses under Section 382.

We had net operating loss carry-forwards for state income tax purposes of approximately $18,986,747 at December 31, 2011. These net operating loss carry-forwards expire at various dates from 2012 through 2031.

Our effective income tax (benefit) provision rate was different than the statutory federal income tax (benefit) provision rate as follows:

For the Year Ended
December 31,
	2011	2010
Federal tax benefit rate	34%	34%
Permanent differences	2%	1%
State tax expense	0%	0%
Refundable AMT and R&D tax credit	0%	(1) %
Net operating loss carryback	0%	0%
Valuation allowance	(36) %	(35) %
Effective income tax benefit (provision) rate from continuing operations	0%	(1) %

Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
Commitments and Contingencies

(7)  Commitments and Contingencies

Operating Leases

Our corporate offices are currently located at 14 Norfolk Avenue, South Easton, Massachusetts 02375.  In November 2007, we signed a lease agreement commencing in February 2008 pursuant to which we lease approximately 5,500 square feet of office space. We extended the lease term until September 30, 2012 with a monthly payment of $4,800.

Effective January 1, 2010, we entered into a three-year lease agreement with the University of Massachusetts in Boston, pursuant to which we are leasing laboratory and office space on campus at the university for research and development activities. We pay $5,000 per month for the use of these facilities.

Following is a schedule by years of future minimum rental payments required under operating leases with initial or remaining non-cancelable lease terms in excess of one year as of December 31, 2011:

Year ending December 31:
2012	$117,600
2013	121,644
Thereafter	-
Total minimum payments required	$239,244

Royalty Commitments

BioMolecular Assays, Inc.

In 1996, we acquired our initial equity interest in BioSeq, Inc., which at the time was developing our original pressure cycling technology.  BioSeq, Inc. acquired its pressure cycling technology from BioMolecular Assays, Inc. under a technology transfer and patent assignment agreement.  In 1998, we purchased all of the remaining outstanding capital stock of BioSeq, Inc., and at such time, the technology transfer and patent assignment agreement was amended to require us to pay BioMolecular Assays, Inc. a 5% royalty on our sales of products or services that incorporate or utilize the original pressure cycling technology that BioSeq, Inc. acquired from BioMolecular Assays, Inc.  We are also required to pay BioMolecular Assays, Inc. 5% of the proceeds from any sale, transfer or license of all or any portion of the original pressure cycling technology.  These payment obligations terminate in 2016.  During the fiscal years ended December 31, 2011 and 2010, we incurred $21,090 and $36,330 in royalties, respectively.

In connection with our acquisition of BioSeq, Inc., we licensed certain limited rights to the original pressure cycling technology back to BioMolecular Assays, Inc.   This license is non-exclusive and limits the use of the original pressure cycling technology by BioMolecular Assays, Inc. solely for molecular applications in scientific research and development and in scientific plant research and development.  BioMolecular Assays, Inc. is required to pay us a royalty equal to 20% of any license or other fees and royalties, but not including research support and similar payments, it receives in connection with any sale, assignment, license or other transfer of any rights granted to BioMolecular Assays, Inc. under the license. BioMolecular Assays, Inc. must pay us these royalties until the expiration of the patents held by BioSeq, Inc. in 1998, which we anticipate will be 2016.  We have not received any royalty payments from BioMolecular Assays, Inc. under this license.

Battelle Memorial Institute

In December 2008, we entered into an exclusive patent license agreement with the Battelle Memorial Institute ("Battelle"). The licensed technology is described in the patent application filed by Battelle on July 31, 2008 (US serial number 12/183,219). This application includes subject matter related to a method and a system for improving the analysis of protein samples, including through an automated system utilizing pressure and a pre-selected agent to obtain a digested sample in a significantly shorter period of time than current methods, while maintaining the integrity of the sample throughout the preparatory process. Pursuant to the terms of the agreement, we paid Battelle a non-refundable initial fee of $35,000. In addition to royalty payments on net sales on “licensed products”, we are obligated to make minimum royalty payments for each year that we retain the rights outlined in the patent license agreement and we are required to have our first commercial sale of the licensed products within one year following the issuance of the patent covered by the licensed technology. The minimum annual royalty for 2010 was $5,000. Our only obligation for 2011 was a minimum royalty payment of $7,500.

Target Discovery Inc.

In March 2010, we signed a strategic product licensing, manufacturing, co-marketing, and collaborative research and development agreement with Target Discovery Inc. (“TDI”). Under the terms of the agreement, we have been licensed by TDI to manufacture and sell a highly innovative line of chemicals used in the preparation of tissues for scientific analysis ("TDI reagents"). The TDI reagents were designed for use in combination with our pressure cycling technology. The companies believe that the combination of PCT and the TDI reagents can fill an existing need in life science research for an automated method for rapid extraction and recovery of intact, functional proteins associated with cell membranes in tissue samples. We owe a royalty of approximately $1,200 for 2011.

Severance and Change of Control Agreements

Each of Mr. Schumacher, Dr. Ting, Dr. Lazarev, and Dr. Lawrence, executive officers of the Company, is entitled to receive a severance payment if terminated by us without cause. The severance benefits would include a payment in an amount equal to one year of such executive officer’s annualized base salary compensation plus accrued paid time off. Additionally, the officer will be entitled to receive medical and dental insurance coverage for one year following the date of termination.

Each of these executive officers, other than Mr. Schumacher, is entitled to receive a change of control payment in an amount equal to one year of such executive officer’s annualized base salary compensation, accrued paid time off, and medical and dental coverage, in the event of a change of control of the Company. In the case of Mr. Schumacher, this payment would be equal to two years of annualized base salary compensation, accrued paid time off, and two years of medical and dental coverage. The severance payment is meant to induce the executive to become an employee of the Company and to remain in the employ of the Company, in general, and particularly in the occurrence of a change in control.

Investment Banking Agreement

On November 4, 2011, the Company entered into an agreement with a former placement agent, pursuant to which the Company and the placement agent released each other of their respective obligations under a prior investment banking agreement. In connection with this agreement, the Company issued the placement agent a promissory note with an original principal amount of $150,000 with a maturity date of May 4, 2012. The promissory note is interest free, provided that, if the Company does not repay the principal amount on or before the maturity date, it will accrue interest at a rate of 18% per annum.

Stockholders' Equity (Deficit)	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
Stockholders' Equity (Deficit)

(8)  Stockholders’ Equity (Deficit)

Preferred Stock

We are authorized to issue 1,000,000 shares of preferred stock with a par value of $0.01. Of the 1,000,000 shares of preferred stock, 20,000 shares have been designated as Series A Junior Participating Preferred Stock, 313,960 shares have been designated as Series A Convertible Preferred Stock, 279,256 shares have been designated as Series B Convertible Preferred Stock, 88,098 shares have been designated as Series C Convertible Preferred Stock and 850 shares have been designated as Series D Convertible Preferred Stock. As of December 31, 2011, there were 88,098 shares of Series C Convertible Preferred Stock outstanding and 743 shares of Series D Convertible Preferred Stock issued and outstanding. As of December 31, 2011, there were no shares of Series A Junior Participating Preferred Stock, Series A Convertible Preferred Stock or Series B Convertible Preferred Stock issued and outstanding.

Series A Convertible Preferred Stock

On February 12, 2009, we completed a private placement, pursuant to which we sold an aggregate of 156,980 units (the “Series A Units”) for a purchase price of $11.50 per unit (the “Series A Purchase Price”), resulting in gross proceeds to us of $1,805,270 (the “Series A Private Placement”). Each Series A Unit consisted of (i) one share of Series A Convertible Preferred Stock convertible into 10 shares of our common stock, (ii) a warrant to purchase one share of Series A Convertible Preferred Stock at an exercise price equal to $12.50 per share, with a term expiring 15 months after the date of closing (“15-Month Series A Preferred Stock Warrant”); and (iii) a warrant to purchase 10 shares of common stock at an exercise price equal to $2.00 per share, with a term expiring 30 months after the date of closing (the “30-Month Common Stock Warrants”). We did not pay any placement fees associated with this transaction but the expenses related to the offering totaled approximately $233,000.

As a result of the issuance of Common Stock in connection with dividends paid on the Series A Preferred Stock and the Series B Preferred Stock, the exercise price of the 30-Month Common Stock Warrants has been adjusted from $2.00 to $1.72 in accordance with the terms of the 30-Month Common Stock Purchase Warrants.

On or about August 10, 2011, holders of 30-Month Common Stock Warrants to purchase 1,569,800 shares of Common Stock entered into an amendment to the 30-Month Common Stock Warrants which extended the expiration date of the warrants to August 11, 2012. On or about September 30, 2011, 30-Month Common Stock Warrants to purchase 1,556,750 shares of Common Stock were further amended to reduce the exercise price from $1.74 to $0.90 and to extend the term until August 12, 2016 and, with respect to affiliates, August 12, 2015. A 30-Month Common Stock Warrant to purchase 13,050 shares of Common Stock was not amended and was further adjusted by common stock dividends issued in October 2011 resulting in an effective exercise price of $1.72 per share, subject to future adjustment, with a term expiring on August 11, 2012.

The proceeds from the sale of each Series A Unit was allocated between the Series A Convertible Preferred Stock, the 15-Month Series A Preferred Stock Warrant and the 30-Month Common Stock Warrant based on the residual method. The estimated fair value of the warrants was determined using the Black-Scholes formula, resulting in an allocation of the gross proceeds of $882,253 to the total warrants issued. The allocation of the gross proceeds to the Series A Convertible Preferred Stock was $923,017. In accordance with the provisions of ASC 470-20, Debt with Conversion and Other Options (“ASC 470-20”), an additional adjustment between Additional Paid in Capital and Accumulated Deficit of $489,803 was recorded to reflect an implicit non-cash dividend related to the allocation of proceeds between the stock and warrants issued. The $489,803 represents the value of the adjustment to additional paid in capital related to the beneficial conversion feature of the Series A Convertible Preferred Stock. The value adjustment was calculated by subtracting the fair market value of the underlying common stock on February 12, 2009 issuable upon conversion of the Series A Convertible Preferred Stock from the fair market value of the Series A Convertible Preferred Stock as determined when the Company performed a fair market value allocation of the proceeds to the Series A Convertible Preferred Stock and warrants.

In September and October 2011, all shares of the outstanding shares of Series A Convertible Preferred Stock were voluntarily converted. The Company has no obligation or intention to issue any more shares of Series A Convertible Preferred Stock.

Each share of Series A Convertible Preferred Stock received a cumulative dividend at the rate of 5% per annum of the Series A Purchase Price, payable semi-annually on June 30 and December 31, commencing on June 30, 2009 (with the first payment being pro-rated based on the number of days occurring between the date of issuance and June 30, 2009).  The Company was permitted to pay dividends in cash or in shares of common stock at our option, subject to certain conditions. The shares of Series A Convertible Preferred Stock were also entitled to a liquidation preference, such that in the event of any voluntary or involuntary liquidation, dissolution or winding up of our Company, the holders of Series A Convertible Preferred Stock would have been paid out of the assets of the Company available for distribution to our stockholders before any payment was paid to the holders of common stock, an amount per share equal to the Series A Purchase Price, plus accrued and unpaid dividends. The Series A Convertible Preferred Stock would have been treated on an equivalent basis with the holders of the Series B Convertible Preferred Stock and Series C Convertible Preferred Stock with respect to payments made in connection with a liquidation. The Board approved the final payment to Series A holders in the form of common stock for accrued dividends through September 30, 2011.

Each share of Series A Convertible Preferred Stock was convertible into 10 shares of common stock at any time at the option of the holder, subject to adjustment for stock splits, stock dividends, recapitalizations and similar transactions (the “Series A Conversion Ratio”). Unless waived under certain circumstances by the holder of Series A Convertible Preferred Stock, such holder’s shares of Series A Convertible Preferred Stock could not have been converted if upon such conversion the holder’s beneficial ownership would exceed certain thresholds.  Each share of Series A Convertible Preferred Stock would have been automatically converted into shares of common stock at the Series A Conversion Ratio then in effect:  (i) if, after 12 months from the closing of the Series A Private Placement, the common stock traded on the NASDAQ Capital Market (or other primary trading market or exchange on which the common stock was then traded) at a price equal to $4.00 for 20 out of 30 consecutive trading days with average daily trading volume of at least 10,000 shares or (ii) upon a registered public offering by the Company at a per share price equal to $2.30 with aggregate gross proceeds to the Company of not less than $10 million.

The holders of Series A Convertible Preferred Stock were not entitled to vote on any matters presented to the stockholders of the Company for their action or consideration at any meeting of stockholders of the Company (or by written consent of stockholders in lieu of meeting), except that the holders of Series A Convertible Preferred Stock would have been entitled to vote separately as a class on any matters that would amend, alter or repeal any provision of our Restated Articles of Organization, as amended, in a manner that adversely affects the powers, preferences or rights of the Series A Convertible Preferred Stock and such holders would have been entitled to vote on any matters required by law.

At any time after February 11, 2014, upon 30 days written notice, we would have had the right to redeem the outstanding shares of Series A Convertible Preferred Stock at a price equal to the Series A Purchase Price, plus all accrued and unpaid dividends thereon.  The redemption price could have also been paid in two annual installments.

On or about September 30, 2011, 46 of the 47 holders of both the outstanding Series A Convertible Preferred Stock and Series A 30-Month Common Stock Purchase Warrants, issued in the Series A Convertible Preferred Stock financing completed by the Company in February 2009, voluntarily converted an aggregate of 247,187 shares of Series A Preferred Stock into 2,471,870 shares of the Company’s Common Stock.

15-Month Series A Preferred Stock Warrants and 30-Month Common Stock Warrants

Subject to the terms and conditions of the applicable warrants, the Company had the right to call for cancellation of the 15-Month Series A Preferred Stock Warrants if the volume weighted average price of our common stock on the NASDAQ Capital Market (or other primary trading market or exchange on which our common stock is then traded) equaled or exceeded $1.75 for either (i) 10 consecutive trading days or (ii) 15 out of 25 consecutive trading days. Pursuant to these provisions, on March 30, 2010, the Company called all of the 15-Month Series A Preferred Stock Warrants.

The 15-Month Series A Preferred Stock Warrants had an exercise price equal to $12.50 per share, with a term expiring on May 12, 2010. Each of the 15-Month Series A Preferred Stock Warrants were exercised in connection with the warrant call and, therefore, there are no longer any 15-Month Series A Preferred Stock Warrants outstanding. The amended 30-Month Common Stock Warrants have an exercise price equal to $0.90 per share, with a term expiring on August 12, 2016 (August 12, 2015 for Affiliates). Unless waived under certain circumstances by the holder of the 30-Month Common Stock Warrant, such holder’s 30-Month Common Stock Warrants may not be exercised if upon such exercise the holder’s beneficial ownership would exceed certain thresholds. Each of the 15-Month Series A Preferred Stock Warrants permitted, and each of the 30-Month Common Stock Warrants permit the holder to conduct a “cashless exercise” at any time the holder of the warrant is an “affiliate” as defined in the applicable Securities Purchase Agreement of the Company.

The warrant exercise price and/or number of shares issuable upon exercise of the applicable warrant were subject to adjustment for stock dividends, stock splits or similar capital reorganizations, as set forth in the warrants. The 30-Month Common Stock Warrants that were amended as described above, no longer provide for adjustment to the exercise price and/or number of shares issuable upon exercise of the applicable warrant for stock dividends.

Subject to the terms and conditions of the 30-Month Common Stock Warrant, the Company has the right to call for cancellation the 30-Month Common Stock Warrant if the volume weighted average price for our common stock on the NASDAQ Capital Market (or other primary trading market or exchange on which our common stock is then traded) equals or exceeds $2.80 for either (i) 10 consecutive trading days or (ii) 15 out of 25 consecutive trading days.

The warrants granted in connection with the Series A Units were valued based on a Black-Scholes pricing model at the date of the grant. The 15-Month Series A Preferred Stock Warrants and 30-Month Common Stock Warrants were granted with an exercise price of $12.50 per share of Series A Convertible Preferred Stock and $2.00 per share of common stock, respectively. The 15-Month Series A Preferred Stock Warrants and 30-Month Common Stock Warrants vested immediately. The relative fair value of the warrants was calculated to be $882,253 and was recorded to stockholders’ equity in the first quarter of 2009. The assumptions for the Black-Scholes pricing model are represented in the table below with the 15-month Series A Preferred Stock Warrants being reflected on a per share common stock equivalent basis.

		Common
Assumptions	Preferred
Expected life (in months)	15.0	30.0
Expected volatility	142.0%	109.0%
Risk-free interest rate	0.875%	1.375%
Exercise price	$1.25	$2.00
Stock price	$0.90	$0.90
Fair value per warrant	$0.45	$0.41

On March 30, 2010, the Company called for cancellation any 15-Month Series A Preferred Stock Warrants that remained unexercised as of April 28, 2010. In connection with this warrant call, 15-Month Series A Preferred Stock Warrants to purchase 98,372 shares of Series A Convertible Preferred Stock were exercised at $12.50 per share, for gross proceeds to the Company of $1,229,650, before deducting expenses associated with the warrant call notice. 15-Month Series A Preferred Stock Warrants to purchase an additional 10,150 shares of Preferred Stock were exercised on a cashless basis, resulting in the net issuance of 2,883 shares of Series A Convertible Preferred Stock. Pursuant to the terms of the 15-Month Series A Preferred Stock Warrants, upon exercise of such warrants, the holders became entitled to receive an aggregate of 57,390 shares of common stock in payment of dividends on the Series A Convertible Preferred Stock paid on June 30, 2009 and December 31, 2009.

Series B Convertible Preferred Stock

On November 18, 2009, we sold an aggregate of 62,039 units (the “Series B Units”) for a purchase price of $18.80 per unit (the “Series B Purchase Price”), resulting in gross proceeds to us of $1,166,333. This was the first tranche of a $2.5 million private placement. The second tranche closed on March 18, 2010 for the sale of 26,672 Series B Units with gross proceeds of $501,434 (collectively the two tranches are referred to as the “Series B Private Placements”). Each Series B Unit consisted of (i) one share of Series B Convertible Preferred Stock convertible into 10 shares of our common stock and (ii) a warrant to purchase one share of Series B Convertible Preferred Stock at an exercise price equal to $23.80 per share for warrants issued in November 2009 and at an exercise price of $28.80 for warrants issued in March 2010, in each case with a term expiring on August 11, 2011 (the “Series B Warrant”).

In connection with the Series B Private Placements, we paid a finder’s fee of $100,478, plus warrants to purchase 5,344 shares of Series B Convertible Preferred Stock at $28.80 per share, expiring August 11, 2012.

On or about August 10, 2011, holders of the Series B Warrants to purchase 887,110 shares of Common Stock entered into an amendment to the Series B Warrants which extended the expiration date of the Series B Warrants to August 11, 2012 and provided that they would be issuable for the equivalent number of shares of Common Stock at a proportionate exercise price. On or about September 30, 2011, Series B Warrants to purchase 887,110 shares of Common Stock were further amended to reduce the exercise price from $2.38 to $1.43, for Series B Warrants issued in November 2009, and from $2.88 to $1.75, for Series B Warrants issued in March 2010 and to extend the term of the Series B Warrants until August 12, 2016 and, with respect to affiliates, until August 12, 2015. All of the Series B Warrants are no longer exercisable for shares of Series B Convertible Preferred Stock.

The proceeds from the sale of each Series B Unit were allocated between the Series B Convertible Preferred Stock and the Series B Warrant based on the residual method. The estimated fair value of the Series B Warrants was determined using the Black-Scholes formula, resulting in an allocation of the gross proceeds of $592,685 to the total warrants issued for both tranches. The allocation of the gross proceeds to the Series B Convertible Preferred Stock was $1,075,083 for both tranches. In accordance with the provisions of ASC 470-20, an additional adjustment between Additional Paid in Capital and Accumulated Deficit of $294,838 was recorded to reflect an implicit non-cash dividend related to the allocation of proceeds between the Series B Convertible Preferred Stock and Series B Warrants issued in both tranches. The $294,838 represents the value of the adjustment to additional paid in capital related to the beneficial conversion feature of the Series B Convertible Preferred Stock. The value adjustment was calculated by subtracting the fair market value of the underlying common stock issuable upon conversion of the Series B Convertible Preferred Stock on the date of the respective closing from the fair market value of the Series B Convertible Preferred Stock as determined when the Company performed a fair market value allocation of the proceeds to the Series B Convertible Preferred Stock and Series B Warrants.

On or about September 30, 2011, all of the outstanding shares of Series B Convertible Preferred Stock were voluntarily converted into shares of Common Stock.

Each share of Series B Convertible Preferred Stock received a cumulative dividend at the rate of 5% per annum of the Series B Purchase Price, payable semi-annually on June 30 and December 31, commencing on December 31, 2009 (with the first payment being pro-rated based on the number of days occurring between the date of issuance and December 31, 2009).  The Company was permitted to pay dividends in cash or in shares of common stock at our option, subject to certain conditions. The shares of Series B Convertible Preferred Stock were also entitled to a liquidation preference, such that in the event of any voluntary or involuntary liquidation, dissolution or winding up of our Company, the holders of Series B Convertible Preferred Stock would have been paid out of the assets of the Company available for distribution to our stockholders before any payment was paid to the holders of common stock, an amount per share equal to the Series B Purchase Price, plus accrued and unpaid dividends. The Series B Convertible Preferred Stock would have been treated on an equivalent basis with the holders of the Series A Convertible Preferred Stock and Series C Convertible Preferred Stock with respect to payments made in connection with a liquidation. The Board approved the method of payment in the form of common stock for the dividends payable with respect to December 31, 2009 and the June 30, 2010 (to the holders of Series B Convertible Preferred Stock issued in November 2009). The Board approved the method of payment in the form of cash for the dividends payable with respect to June 30, 2010 (to the holders of Series B Convertible Preferred Stock issued in March 2010), December 31, 2010 and for all dividends accrued through December 31, 2011.

Each share of Series B Convertible Preferred Stock was convertible into 10 shares of common stock at any time at the option of the holder, subject to adjustment for stock splits, stock dividends, recapitalizations and similar transactions (the “Series B Conversion Ratio”). Each share of Series B Convertible Preferred Stock would have been automatically converted into shares of common stock at the Series B Conversion Ratio then in effect: (i) if, after 12 months from the closing of the applicable tranche of the Series B Private Placement, the common stock traded on the NASDAQ Capital Market (or other primary trading market or exchange on which the common stock was then traded) at a price equal $5.64 for 20 out of 30 consecutive trading days with average daily trading volume of at least 10,000 shares or (ii) upon a registered public offering by the Company at a per share price equal to $5.64, with aggregate gross proceeds to the Company of not less than $10 million. Unless waived under certain circumstances by the holder of the Series B Convertible Preferred Stock, such holder’s Series B Convertible Preferred Stock could not have been converted if upon such conversion the holder’s beneficial ownership would exceed certain thresholds.

The holders of Series B Convertible Preferred Stock were not entitled to vote on any matters presented to the stockholders of the Company for their action or consideration at any meeting of stockholders of the Company (or by written consent of stockholders in lieu of meeting), except that the holders of Series B Convertible Preferred Stock would have been entitled to vote separately as a class on any matters that would amend, alter or repeal any provision of our Restated Articles of Organization, as amended, in a manner that adversely affects the powers, preferences or rights of the Series B Convertible Preferred Stock and such holders would have also been entitled to vote on any matters required by law.

At any time after February 12, 2014, upon 30 days written notice, we would have had the right to redeem the outstanding shares of Series B Convertible Preferred Stock at a price equal to the Series B Purchase Price, plus all accrued and unpaid dividends thereon. The redemption price would have been payable in two annual installments. The Series B Convertible Preferred Stock, the Series A Convertible Preferred Stock and Series C Convertible Preferred Stock would have been treated on an equivalent basis with respect to payments made in connection with redemption.

Series B Warrants

The Series B Warrants issued in November 2009 originally had an exercise price equal to $23.80 and the Series B Warrants issued in March 2010 originally had an exercise price equal to $28.80, in each case with a term expiring on August 11, 2011. The Series B Warrants currently have an exercise price of $1.43 for Series B Warrants issued in November 2009, and $1.75 for Series B Warrants issued in March 2010, in each case with a term expiring on August 12, 2016 and, with respect to affiliates, August 12, 2015. The Series B Warrants are currently exercisable for shares of Common Stock. The Series B Warrants permit the holder to conduct a “cashless exercise” at any time the holder of the Series B Warrant is an “affiliate” (as defined in the Securities Purchase Agreement) of the Company.

The Series B Warrant exercise price and/or number of shares issuable upon exercise of the Series B Warrant will be subject to adjustment for stock splits or similar capital reorganizations, as set forth in the Series B Warrants, as amended.

Subject to the terms and conditions of the Series B Warrants, the Company has the right to call for cancellation of the Series B Warrants if the volume weighted average price of our common stock on the NASDAQ Capital Market (or other primary trading market or exchange on which our common stock is then traded) equals or exceeds $4.70 for either (i) 10 consecutive trading days or (ii) 15 out of 25 consecutive trading days.

In connection with the Series B Private Placements, we issued warrants to our placement agent to purchase 5,344 shares of Series B Convertible Preferred Stock at $28.80 per share, expiring August 11, 2012. The Series B Warrants and placement agent warrants were valued based on a Black-Scholes pricing model at the date of the grants. The Series B Warrants and placement agent warrants vested immediately. The relative fair value of the Series B Warrants was calculated to be $173,060 and was recorded to stockholders’ equity. The assumptions for the Black-Scholes pricing model are represented in the table below for the warrants issued in both tranches reflected on a per share common stock equivalent basis. The assumptions for the placement agent show the range of values for both tranches.

Assumptions	Preferred	Placement Agent
Expected life (in months)	21.0	33.0
Expected volatility	142.0%	119.0%
Risk-free interest rate	1.000%	1.380%
Exercise price	$2.38	$2.88
Fair value per warrant	$0.95	$0.80

Series C Convertible Preferred Stock

On April 8, 2011 and April 12, 2011, we completed the first tranche of a private placement, pursuant to which we sold an aggregate of 55,048 units for a purchase price of $15.00 per unit, resulting in gross proceeds to us of $825,720 (the “Series C Private Placement”). This was the first tranche of the Series C Private Placement. In connection with the second tranche, the purchase price was reduced to $12.50 per unit and we issued an additional 11,011 units to the purchasers who participated in the first tranche, without any additional gross proceeds to us. The second tranche closed on June 20, 2011 for the sale of 22,039 Series C Units (as defined below) for a purchase price of $12.50 per unit with gross proceeds of $275,485. Each unit (“Series C Unit”) consists of (i) one share of Series C Convertible Preferred Stock, $0.01 par value per share (the “Series C Convertible Preferred Stock”) convertible into 10 shares of our Common Stock, (subject to adjustment for stock splits, stock dividends, recapitalization, etc.) and (ii) a three-year warrant to purchase 10 shares of our Common Stock at a per share exercise price equal to the sum of (i) the Common Stock equivalent of the Series C Purchase Price (ii) plus $0.88 (the “Series C Warrant”). The Series C Warrants are exercisable until the close of business on the third anniversary of the applicable closing date.

We engaged an investment banker (the “Investment Banker”) to assist with the Series C Private Placement. The Company paid the Investment Banker a cash retainer fee of $50,000 and issued a warrant to the Investment Banker to purchase 100,000 shares of Common Stock at an exercise price of $3.00 per share. In connection with the Series C Private Placement, we paid the Investment Banker a fee of (i) approximately $66,000 cash, (ii) an expense allowance of approximately $16,500, (iii) a warrant to purchase 61,638 shares of Common Stock exercisable at a purchase price of $1.50, and (iv) a warrant to purchase 61,638 shares of Common Stock exercisable at a purchase price of $2.38.

The proceeds from the sale of each Series C Unit was allocated between the Series C Convertible Preferred Stock and the Series C Warrants based on the residual method. The estimated fair value of the Series C Warrants was determined using a binomial formula, resulting in an allocation of the gross proceeds of $583,250 to the total warrants issued. The allocation of the gross proceeds to the Series C Convertible Preferred Stock was $517,958. In accordance with the provisions of ASC 470-20, an additional adjustment between Additional Paid in Capital and Accumulated Deficit of $476,434 was recorded to reflect an implicit non-cash dividend related to the allocation of proceeds between the stock and warrants issued. The $476,434 represents the value of the adjustment to additional paid in capital related to the beneficial conversion feature of the Series C Convertible Preferred Stock. The value adjustment was calculated by subtracting the fair market value of the underlying common stock on April 7 and June 20 issuable upon conversion of the Series C Convertible Preferred Stock from the fair market value of the Series C Convertible Preferred Stock as determined when the Company performed a fair market value allocation of the proceeds to the Series C Convertible Preferred Stock and warrants. We used a binomial formula since the warrants have down-round protection and are recorded as a liability. See “Warrant Derivative Liability” section within this footnote.

Each share of Series C Convertible Preferred Stock will receive a cumulative dividend at the rate of 5% per annum of the respective tranche purchase price, payable semi-annually on June 30 and December 31, commencing on June 30, 2011 (with the first payment being pro-rated based on the number of days occurring between the date of issuance and June 30, 2011).  Dividends may be paid in cash or in shares of common stock at our option, subject to certain conditions. The shares of Series C Convertible Preferred Stock also are entitled to a liquidation preference, such that in the event of any voluntary or involuntary liquidation, dissolution or winding up of our Company, the holders of Series C Convertible Preferred Stock will be paid out of the assets of the Company available for distribution to our stockholders before any payment shall be paid to the holders of common stock, an amount per share equal to the Series C Purchase Price, plus accrued and unpaid dividends. Prior to the conversion of all of the outstanding shares of Series A Convertible Preferred Stock and Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock was treated on an equivalent basis with the Series A Convertible Preferred Stock and Series C Preferred Stock with respect to payments made in connection with a liquidation. The Company elected to pay the dividend payable on June 30, 2011 in cash.

Each share of Series C Convertible Preferred Stock is convertible into 10 shares of common stock at any time at the option of the holder, subject to adjustment for stock splits, stock dividends, recapitalizations and similar transactions (the “Series C Conversion Ratio”). Each share of Series C Convertible Preferred Stock will automatically be converted into shares of common stock at the Series C Conversion Ratio then in effect: (i) if, after 12 months from the closing of the applicable tranche of the Series C Private Placement, the common stock trades on the NASDAQ Capital Market (or other primary trading market or exchange on which the common stock is then traded) at a price equal to three-tenths of the Series C Unit purchase price for 20 out of 30 consecutive trading days with average daily trading volume of at least 10,000 shares or (ii) upon a registered public offering by the Company at a per share price equal to at least three-tenths of the Series C Unit purchase price, with aggregate gross proceeds to the Company of not less than $10 million. Unless waived under certain circumstances by the holder of the Series C Convertible Preferred Stock, such holder’s Series C Convertible Preferred Stock may not be converted if upon such conversion the holder’s beneficial ownership would exceed certain thresholds.

The holders of Series C Convertible Preferred Stock are not entitled to vote on any matters presented to the stockholders of the Company for their action or consideration at any meeting of stockholders of the Company (or by written consent of stockholders in lieu of meeting), except that the holders of Series C Convertible Preferred Stock may vote separately as a class on any matters that would amend, alter or repeal any provision of our Restated Articles of Organization, as amended, in a manner that adversely affects the powers, preferences or rights of the Series C Convertible Preferred Stock and such holders may also vote on any matters required by law.

If we consummate an equity financing (other than the exercise of employee stock options under the Company’s stock option plans, the Series C Private Placement or the exercise of any Series C Warrants, or the exercise or conversion of any currently outstanding Common Stock equivalents) within twelve months after the initial Closing and the gross proceeds to the Company from the sale of the Units are less than $4 million, then each holder of Series C Units may exchange all, but not less than all, of his, her or its Series C Units for the equity securities issued in such next financing and shall become subject to the terms and conditions of such next financing; provided that the exchange of the purchaser’s Series C Units for next financing securities is permitted under the rules and regulations of the NASDAQ Trading Market then in effect. The number of next financing securities into which a purchaser’s Series C Units may be exchanged shall be determined by dividing (a) the aggregate per unit purchase price at which the Series C Units being exchanged were issued, by (b) the price per next financing security at which such securities were issued in the next financing. The requisite holders of the Series C Units waived such right with respect to the Company’s recently completed equity financing. At any time after February 12, 2014, upon 30 days written notice, we have the right to redeem the outstanding shares of Series C Convertible Preferred Stock at a price equal to the Series C Unit purchase price, plus all accrued and unpaid dividends thereon. The redemption price may be paid in two annual installments. All holders of Series C Convertible Preferred Stock will be treated on an equivalent basis with respect to payments made in connection with redemption.

Series C Warrants

The Series C Warrants have an exercise price equal to $2.13 with a term expiring on the third anniversary of the deal closing. The Series C Warrants permit the holder to conduct a “cashless exercise” at any time the holder of the Series C Warrant is an “affiliate” (as defined in the Securities Purchase Agreement) of the Company.

The Series C Warrant exercise price and/or number of shares issuable upon exercise of the Series C Warrant will be subject to adjustment for stock dividends, stock splits or similar capital reorganizations, as set forth in the Series C Warrants.

Subject to the terms and conditions of the Series C Warrants, the Company has the right to call for cancellation the Series C Warrants if the volume weighted average price of our common stock on the NASDAQ Capital Market (or other primary trading market or exchange on which our common stock is then traded) equals or exceeds two times the per common share exercise price for either (i) 10 consecutive trading days or (ii) 15 out of 25 consecutive trading days.

Series D Convertible Preferred Stock

On November 11, 2011, we completed a registered direct offering, pursuant to which we sold an aggregate of 843 units for a purchase price of $1,000.00 per unit, resulting in gross proceeds to us of $843,000 (the “Series D Placement”). Each unit (“Series D Unit”) consists of (i) one share of Series D Convertible Preferred Stock, $0.01 par value per share (the “Series D Convertible Preferred Stock”) convertible into 1,538.46 shares of our Common Stock, (subject to adjustment for stock splits, stock dividends, recapitalization, etc.) and (ii) one five-year warrant to purchase approximately 614 shares of our Common Stock at a per share exercise price of $0.81, subject to adjustment as provided in the Warrants (“Series D Warrant”). The Series D Warrants will be exercisable beginning on May 11, 2012 and until the close of business on the fifth anniversary of the initial exercise date.

We engaged an investment banker to assist with the Series D Placement. In connection with the Series D Placement, we paid the investment banker a fee of approximately $67,000 cash.

The proceeds from the sale of each Series D Unit was allocated between the Series D Convertible Preferred Stock and the Series D Warrants based on the residual method. The estimated fair value of the Series D Warrants was determined using a binomial formula, resulting in an allocation of the gross proceeds of $283,725 to the total warrants issued. The allocation of the gross proceeds to the Series D Convertible Preferred Stock was $559,275. In accordance with the provisions of ASC 470-20, an additional adjustment between Additional Paid in Capital and Accumulated Deficit of $530,140 was recorded to reflect an implicit non-cash dividend related to the allocation of proceeds between the stock and warrants issued. The $530,140 represents the value of the adjustment to additional paid in capital related to the beneficial conversion feature of the Series D Convertible Preferred Stock. The value adjustment was calculated by subtracting the fair market value of the underlying common stock on November 10, 2011 issuable upon conversion of the Series D Convertible Preferred Stock from the fair market value of the Series D Convertible Preferred Stock as determined when the Company performed a fair market value allocation of the proceeds to the Series D Convertible Preferred Stock and warrants. The warrants are recorded as a liability. See “Warrant Derivative Liability” below.

The Series D Convertible Preferred Stock will rank senior to the Company’s Common Stock and Series C Convertible Preferred Stock with respect to payments made upon liquidation, winding up or dissolution. Upon any liquidation, dissolution or winding up of the Company, after payment of the Company’s debts and liabilities, and before any payment is made to the holders of any junior securities, the holders of Series D Convertible Preferred Stock will first be entitled to be paid $1,000 per share subject to adjustment for accrued but unpaid dividends.

We may not pay any dividends on shares of common stock unless we also pay dividends on the Series D Convertible Preferred Stock in the same form and amount, on an as-if-converted basis, as dividends actually paid on shares of our common stock. Except for such dividends, no other dividends may be paid on the Series D Convertible Preferred Stock.

Each share of Series D Convertible Preferred Stock is convertible into 1,538.46 shares of common stock (based upon an initial conversion price of $0.65 per share) at any time at the option of the holder, subject to adjustment for stock splits, stock dividends, combinations, and similar recapitalization transactions (the “Series D Conversion Ratio”). Subject to certain exceptions, if the Company issues any shares of common stock or common stock equivalents at a per share price that is lower than the conversion price of the Series D Convertible Preferred Stock, the conversion price will be reduced to the per share price at which such shares of common stock or common stock equivalents are issued. Each share of Series D Convertible Preferred Stock will automatically be converted into shares of common stock at the Series D Conversion Ratio then in effect if, after six months from the closing of the Series D Placement, the common stock trades on the NASDAQ Capital Market (or other primary trading market or exchange on which the common stock is then traded) at a price equal to at least 300% of the then effective Series D Convertible Preferred Stock conversion price for 20 out of 30 consecutive trading days with each trading day having a volume of at least $50,000. Unless waived under certain circumstances by the holder of the Series D Convertible Preferred Stock, such holder’s Series D Convertible Preferred Stock may not be converted if upon such conversion the holder’s beneficial ownership would exceed certain thresholds.

In addition, in the event we consummate a merger or consolidation with or into another person or other reorganization event in which our shares of common stock are converted or exchanged for securities, cash or other property, or we sell, lease, license or otherwise dispose of all or substantially all of our assets or we or another person acquire 50% or more of our outstanding shares of common stock, then following such event, the holders of the Series D Convertible Preferred Stock will be entitled to receive upon conversion of the Series D Convertible Preferred Stock the same kind and amount of securities, cash or property which the holders of the Series D Convertible Preferred Stock would have received had they converted the Series D Convertible Preferred Stock immediately prior to such fundamental transaction.

The holders of Series D Convertible Preferred Stock are not entitled to vote on any matters presented to the stockholders of the Company for their action or consideration at any meeting of stockholders of the Company (or by written consent of stockholders in lieu of meeting), except that the holders of Series D Convertible Preferred Stock may vote separately as a class on any matters that would (i) amend, our Restated Articles of Organization, as amended, in a manner that adversely affects the rights of the Series D Convertible Preferred Stock, (ii) alter or change adversely the powers, preferences or rights of the Series D Convertible Preferred Stock or alter or amend the certificate of designation, (iii) authorize or create any class of shares ranking as to dividends, redemption or distribution of assets upon liquidation senior to, or otherwise pari passu with, the Series D Convertible Preferred Stock, or (iv) increase the number of authorized shares of Series D Convertible Preferred Stock.

If, within 12 months of the initial issuance of the Series D Convertible Preferred Stock, we issue any common stock, common stock equivalents, indebtedness or any combination thereof (a “Subsequent Financing”), the holders of Series D Convertible Preferred Stock will have the right to participate on a pro-rata basis in up to 50% of such Subsequent Financing.

Series D Warrants

The Series D Warrants have an exercise price equal to $0.81 per share of Common Stock. The Series D Warrants will be exercisable beginning on the six month anniversary of the date of issuance and expire five years from the initial exercise date. The Series D Warrants permit the holder to conduct a “cashless exercise” at any time a registration statement registering, or the prospectus contained therein is not available for, the issuance of the shares of Common Stock issuable upon exercise of the Series D Warrant, and under certain circumstances at the expiration of the Series D Warrants. The exercise price and/or number of shares of Common Stock issuable upon exercise of the Series D Warrants will be subject to adjustment for certain stock dividends, stock splits or similar capital reorganizations, as set forth in the Warrants. The exercise price is also subject to adjustment in the event that we issue any shares of common stock or common stock equivalents at a per share price that is lower than the exercise price for the Series D Warrants then in effect. Upon any such issuance, subject to certain exceptions, the exercise price will be reduced to the per share price at which such shares of common stock or common stock equivalents are issued. Unless waived under certain circumstance by the holder of a Warrant, such holder may not exercise the Warrant if upon such exercise the holder’s beneficial ownership of the Company’s Common Stock would exceed certain thresholds. In the event we consummate a merger or consolidation with or into another person or other reorganization event in which our shares of common stock are converted or exchanged for securities, cash or other property, or we sell, lease, license or otherwise dispose of all or substantially all of our assets or we or another person acquire 50% or more of our outstanding shares of common stock, then following such event, the holders of the Series D Warrants will be entitled to receive upon exercise of the Series D Warrants the same kind and amount of securities, cash or property which the holders would have received had they exercised the Series D Warrants immediately prior to such fundamental transaction.

Common Stock

Shareholders Purchase Rights Plan

On March 3, 2003, our Board of Directors adopted a shareholder purchase rights plan (“the Rights Plan”) and declared a distribution of one Right for each outstanding share of our common stock to shareholders of record at the close of business on March 21, 2003 (the “Rights”). Initially, the Rights will trade automatically with the common stock and separate Right Certificates will not be issued.  The Rights Plan is designed to deter coercive or unfair takeover tactics and to ensure that all of our shareholders receive fair and equal treatment in the event of an unsolicited attempt to acquire the Company. The Rights Plan was not adopted in response to any effort to acquire the Company and the Board is not aware of any such effort. The Rights will expire on February 27, 2013 unless earlier redeemed or exchanged.  Each Right entitles the registered holder, subject to the terms of a Rights Agreement, to purchase from the Company one one-thousandth of a share of the Company’s Series A Junior Participating Preferred Stock at a purchase price of $45.00 per one one-thousandth of a share, subject to adjustment. In general, the Rights will not be exercisable until a subsequent distribution date which will only occur if a person or group acquires beneficial ownership of 15% or more of our common stock or announces a tender or exchange offer that would result in such person or group owning 15% or more of the common stock. With respect to any person or group who currently beneficially owns 15% or more of our common stock, the Rights will not become exercisable unless and until such person or group acquires beneficial ownership of additional shares of common stock.

Subject to certain limited exceptions, if a person or group acquires beneficial ownership of 15% or more of our outstanding common stock or if a current 15% beneficial owner acquires additional shares of common stock, each holder of a Right (other than the 15% holder whose Rights become void once such holder reaches the 15% threshold) will thereafter have a right to purchase, upon payment of the purchase price of the Right, that number of shares of our common stock which at the time of such transaction will have a market value equal to two times the purchase price of the Right  In the event that, at any time after a person or group acquires 15% or more of our common stock, we are acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, each holder of a Right will thereafter have the right to purchase, upon payment of the purchase price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the purchase price of the Right.

Our Board of Directors may exchange the Rights (other than Rights owned by such person or group which have become void), in whole or in part, at an exchange ratio of one share of common stock per Right (subject to adjustment).  At any time prior to the time any person or group acquires 15% or more of our common stock, the Board of Directors may redeem the Rights in whole, but not in part, at a price of $0.001 per Right.

Stock Options and Warrants

Our stockholders approved our amended 2005 Equity Incentive Plan (the “Plan”) pursuant to which an aggregate of 1,800,000 shares of our common stock were reserved for issuance upon exercise of stock options or other equity awards made under the Plan. Under the Plan, we may award stock options, shares of common stock, and other equity interests in the Company to employees, officers, directors, consultants, and advisors, and to any other persons the Board of Directors deems appropriate. As of December 31, 2011, options to acquire 1,508,500 shares were outstanding under the Plan with 394,500 shares available for future grant under the Plan.

As of December 31, 2011, options to acquire 163,000 shares are outstanding under the 1999 Non-qualified Stock Option Plan. No additional options may be granted under the 1999 Non-qualified Stock Option Plan.

As of December 31, 2011, 1,569,800 of the 30-Month Common Stock Warrants were outstanding. On March 31, 2010, we issued warrants to an investor relations firm to purchase 50,000 shares of our common stock at an exercise price equal to $3.00 per share, with a term expiring on August 11, 2012, in exchange for consulting services provided to us by such firm. On October 15, 2010, we issued warrants to another investor relations firm to purchase 21,000 shares of our common stock at an exercise price equal to $2.38 per share, with a term expiring on October 14, 2013, in exchange for consulting services provided to us by such firm. On December 21, 2010, we issued warrants to an investment banker to purchase 100,000 shares of our common stock at an exercise price equal to $3.00 per share, with a term expiring on December 21, 2015, as payment of a retainer for investment banking services provided to us by such firm.

The following tables summarize information concerning options and warrants outstanding and exercisable:

	Stock Options		Warrants
		Weighted		Weighted
		Average price		Average price	Total
	Shares	per share	Shares	per share	Shares	Exercisable
Balance outstanding, 12/31/2009	1,564,500	$2.52	3,806,640	$1.77	5,371,140	4,905,152
Granted	60,000	1.43	404,510	$2.88	464,510
Exercised	(18,897)	1.07	(1,529,800)	1.25	(1,548,697)
Expired	-	-	-	-	-
Forfeited	-	-	-	-	-
Balance outstanding, 12/31/2010	1,605,603	$2.49	2,681,350	$2.24	4,286,953	4,114,792
Granted	180,000	1.00	2,094,151	1.44	2,274,151
Exercised	(41,103)	1.07	-	-	(41,103)
Expired	(161,000)	2.78	-	-	(161,000)
Forfeited	(75,000)	2.57	-	-	(75,000)
Balance outstanding, 12/31/2011	1,508,500	$2.33	4,775,501	$1.35	6,284,001	6,112,335

			Options Outstanding			Options Exercisable
				Weighted Average			Weighted Average
Range of Exercise Prices			Number of Options	Remaining Contractual Life	Exercise Price	Number of Options	Remaining Contractual Life	Exercise Price
$0.55	-	$2.70	743,000	7.3	$1.12	571,334	6.6	$1.14
2.71	-	3.08	299,500	3.1	2.93	299,500	3.1	2.93
3.09	-	3.95	302,000	4.4	3.67	302,000	4.4	3.67
3.96	-	5.93	164,000	5.0	4.27	164,000	5.0	4.27
$0.55	-	$5.93	1,508,500	5.6	$2.33	1,336,834	5.1	$2.50

Convertible Debt

During 2011, we received loans in the aggregate amount of $412,000 from five individuals. The loans were made pursuant to Promissory Notes (the “Notes”) with a term of six months, which may be extended with mutual consent of the parties. The interest rate under the Notes is 20% per annum. The Notes may be repaid, at the election of the respective lender (i) in cash, (ii) by conversion into that number of securities issued in the next financing completed by the Company having an aggregate purchase price equal to the then outstanding principal amount of the Note, together with any accrued and unpaid interest due at the time of conversion or (iii) conversion into shares of unregistered Common Stock of the Company at a conversion price of $1.00 per share.

Each of the lenders received warrants to purchase Common Stock as follows:

In connection with a loan received on August 3, 2011, we issued warrants to the lender to purchase 26,315 shares of the Company’s Common Stock, at an exercise price of $0.76 per share, and warrants to purchase 211,765 shares of the Company’s Common Stock, at an exercise price of $0.85 per share, both sets of warrants expire on August 3, 2014.

In connection with a loan received on September 7, 2011 from Richard T. Schumacher, the Company’s Chief Executive Officer, we issued warrants to Mr. Schumacher to purchase 12,048 shares of the Company’s Common Stock, at an exercise price of $0.83 per share, and warrants to purchase 105,882 shares of the Company’s Common Stock, at an exercise price of $0.85 per share, both sets of Warrants expire on September 7, 2014.

In connection with loans received on September 29, 2011, we also issued warrants to the lenders to purchase an aggregate 131,766 shares of the Common Stock, at an exercise price of $0.85 per share, expiring on September 29, 2014.

ASC 470-20 states that the proceeds from the issuance of debt with detachable stock warrants should be allocated between the debt and warrants on the basis of their relative fair market values. The relative fair value of the warrants was calculated to be $155,035 and was recorded to debt discount against the total debt balance of $412,000. The debt discount will be amortized to interest expense over the six-month term of these loans. We amortized $109,000 of the debt discount to interest expense in 2011. The assumptions for the Black-Scholes pricing model are represented in the table below for the warrants issued with these loans reflected on a per share common stock equivalent basis.

Assumptions	August 3, 2011	August 3, 2011	September 7, 2011	September 7, 2011	September 29, 2011
Expected life (in months)	36.0	36.0	36.0	36.0	36.0
Expected volatility	97.5%	97.5%	97.5%	97.5%	97.5%
Risk-free interest rate	2.000%	2.000%	2.000%	2.000%	2.000%
Exercise price	$0.76	$0.85	$0.83	$0.85	$0.85
Fair value per warrant	$0.47	$0.52	$0.51	$0.52	$0.52

Amendment No. 1 to 30-Month Common Stock Warrants and Series B Warrants

The Company has calculated the fair value of the 30-Month Common Stock Warrants and Series B Preferred Stock Purchase Warrant amended on or about August 11, 2011, as described above within this footnote using the Black-Scholes model with the below assumptions.

Assumptions	Series A	Series B Nov 09 tranche	Series B Mar 10 tranche
Expected life (in months)	12	12	12
Expected volatility	85.59%	85.59%	85.59%
Risk-free interest rate	0.12%	0.12%	0.12%
Exercise price	$2.00	$2.38	$2.88
Fair value per warrant	$0.01	$0.001	$0.004

The Company has determined that, in each case, the fair value of the amended warrants increased as compared to the fair value of the original warrants immediately prior to amendment as a result of the applicable modifications including a market discount to factor liquidity of our common stock. We calculated the protective put option value of 43% as the discount to be applied to the fair value of the amended warrants.

A total of 1,569,800 original 30-Month Common Stock Warrants with a maturity date of August 11, 2011 were amended to provide for a maturity date of August 12, 2012; and a total of 887,110 original Series B Warrants with a maturity date of August 11, 2011 were amended to provide for a maturity date of August 12, 2012.

As a result, the aggregate fair value of the 1,569,800 original 30-Month Common Stock Warrants with a maturity date of August 11, 2011, amended to provide for a maturity date of August 12, 2012, increased incrementally by $18,285; and the aggregate fair value of the 887,110 original Series B Warrants with a maturity date of August 11, 2011, amended to provide for a maturity date of August 12, 2012, increased incrementally by $5,874.

We recorded an incremental value of $24,159 for these modifications.

Amendment No. 2 to 30-Month Common Stock Warrants and Series B Warrants

The Company has calculated the fair value of the 30-Month Common Stock Warrants and Series B Preferred Stock Purchase Warrant amended on or about September 30, 2011, as described above within this footnote, using the Black-Scholes model with the below assumptions.

Assumptions	Series A	Series A (Affiliates)	Series B Nov 09 tranche	Series B Mar 10 tranche
Expected life (in months)	48	36	48	48
Expected volatility	111.19%	120.47%	111.19%	111.19%
Risk-free interest rate	1.00%	1.00%	1.00%	1.00%
Exercise price	$0.90	$0.90	$1.43	$1.75
Fair value per warrant	$0.33	$0.31	$0.29	$0.28

The Company has determined that, in the case of the Series B Warrant Amendment, the fair value of the amended warrants increased as compared to the fair value of the original warrants immediately prior to amendment as a result of the applicable modifications including a market discount to factor liquidity of our common stock. We calculated the protective put option value of 43% as the discount to be applied to the fair value of the amended warrants.

A total of 1,513,180 original 30-Month Common Stock Warrants with a maturity date of August 12, 2012 were amended to provide for a maturity date of August 12, 2016 (August 12, 2015 for Affiliates) and a reduced price of $0.90; and a total of 887,110 original Series B Warrants with a maturity date of August 12, 2012 were amended to provide for a maturity date of August 12, 2016 (August 12, 2015 for Affiliates) and a reduced exercise price of $1.43 for Series B Warrants issued in November 2009, and $1.75 for Series B Warrants issued in March 2010.

As a result, the aggregate fair value of the 1,513,180 original 30-Month Common Stock Warrants with a maturity date of August 12, 2012, amended to provide for a maturity date of August 12, 2016 (August 12, 2015 for Affiliates) and a reduced price of $0.90, increased incrementally by $442,399; and the aggregate fair value of the 887,110 original Series B Warrants with a maturity date of August 12, 2012, amended to provide for a maturity date of August 12, 2016 (August 12, 2015 for Affiliates) and a reduced exercise price of $1.43 for Series B Warrants issued in November 2009, and $1.75 for Series B Warrants issued in March 2010, increased incrementally by $238,286.

We recorded an incremental value of $680,685 for these modifications. These warrants were originally issued as part of an equity unit in connection with a private placement completed by the Company. Accordingly, the warrants were recorded in equity for the private placement. Any modification for these warrants should be accounted for as an adjustment to Paid-in Capital.

Adjustment of Amounts Previously Reported on Warrant Valuations

At December 31, 2011, we reviewed our accounting for the valuation of the modifications in the third quarter of 2011 made to the warrants issued in connection with the Series A and B Convertible Preferred Stock. We determined that the valuation methodology used should be adjusted. As a result of the change in methodology, the revised valuations differ from those previously reported in the unaudited financial statements included in our Quarterly report on Form 10-Q for the period ended September 30, 2011. There is no material effect on the audited financial statements for the year ended December 31, 2011.

The effect of this adjustment is an increase in a deemed dividend in determining Net loss to Common Shareholders for the period ending September 30, 2011. There is no material effect on reported Stockholders’ Equity, Net Loss, or Cash Flows. The effect on amounts as previously reported is as follows:

	September 30, 2011
	As Previously	As Adjusted	% Change
	Reported
Balance Sheets (Stockholders’ Equity)
Warrants to acquire preferred stock and common stock	1,823,852	2,203,101	21%
Additional paid-in capital	12,802,217	12,802,217	0%
Accumulated deficit	(14,545,260)	(14,924,509)	3%
Stockholders’ equity	145,388	145,388	0%

	For the Three Months Ended
	September 30, 2011
	As Previously	As Adjusted	% Change
	Reported
Statements of Operations
Net loss	($561,723)	($561,723)	0%
Net loss applicable to common shareholders	(953,846)	(1,333,095)	40%
Net loss per share attributable to common shareholders	(0.15)	(0.21)	42%

	For the Nine Months Ended
	September 30, 2011
	As Previously	As Adjusted	% Change
	Reported
Statements of Operations
Net loss	($2,153,269)	($2,153,269)	0%
Net loss applicable to common shareholders	(3,092,843)	(3,472,092)	12%
Net loss per share attributable to common shareholders	(0.50)	(0.56)	11%

We have analyzed the impact of these adjustments and concluded that it is not material with respect to any financial reporting period after taking into consideration the requirements of the SEC Staff Bulletin No. 99. Further, these adjustments do not have an impact on amounts previously reported, operating trends or publicly-reported results such as would have a material effect on investor expectations.

Warrant Derivative Liability

The Series C Warrants issued in connection with the Series C Convertible Preferred Stock private placement and the Series D Warrants issued in connection with the registered direct offering of Series D Convertible Preferred are measured at fair value and liability-classified because the Series C Warrants are entitled to certain rights in subsequent financings and the Series D Warrants contain “down-round protection” and therefore, do not meet the scope exception for treatment as a derivative under ASC 815, Derivatives and Hedging, (“ASC 815”). Since “down-round protection” is not an input into the calculation of the fair value of the warrants, the warrants cannot be considered indexed to the Company’s own stock which is a requirement for the scope exception as outlined under ASC 815. The estimated fair value of the warrants was determined using the binomial model, resulting in an allocation of the gross proceeds of $583,250 to the total warrants issued in the Series C private placement and $283,725 to the warrants issued in the Series D registered direct offering. The fair value will be affected by changes in inputs to that model including our stock price, expected stock price volatility, the contractual term, and the risk-free interest rate. We will continue to classify the fair value of the warrants as a liability until the warrants are exercised, expire or are amended in a way that would no longer require these warrants to be classified as a liability, whichever comes first. The down-round protection for the Series C Warrants expires 12 months subsequent to the issuance of the Series C Units, and the down-round protection for the Series D Warrants survives for the life of the Series D Warrants which ends in May 2017.

The assumptions for the binomial pricing model are represented in the table below for the warrants issued in both tranches of the Series C private placement reflected on a per share common stock equivalent basis.

			Warrants revalued at December 31, 2011
Assumptions	April 8, 2011	June 20, 2011	April 8, 2011	June 20, 2011
Expected life (in months)	36.0	36.0	28.0	30.0
Expected volatility	118.5%	118.5%	88.2%	89.7%
Risk-free interest rate	0.625%	0.625%	0.25%	0.25%
Exercise price	$2.13	$2.13	$2.13	$2.13
Fair value per warrant	$0.70	$0.62	$0.12	$0.14

The assumptions for the warrants issued to the investment banker show the range of values for both tranches. The investment banker received two sets of warrants in each tranche with half of the warrants assigned a different exercise price.

	Investment Banker Warrants
	April 8, 2011		June 20, 2011
Assumptions	$1.50	$2.38	$1.50	$2.38
Expected life (in months)	60.0	60.0	60.0	60.0
Expected volatility	99.1%	99.1%	99.9%	99.9%
Risk-free interest rate	1.500%	1.500%	1.500%	1.500%
Exercise price	$1.50	$2.38	$1.50	$2.38
Fair value per warrant	$0.83	$0.75	$0.74	$0.67

The assumptions for the binomial pricing model are represented in the table below for the warrants issued in the Series D private placement reflected on a per share common stock equivalent basis.

Assumptions	November 10, 2011	Warrants revalued at December 31, 2011
Expected life (in months)	60.0	59.0
Expected volatility	104.5%	106.2%
Risk-free interest rate	0.875%	0.875%
Exercise price	$0.81	$0.81
Fair value per warrant	$0.54	$0.44

As of December 31, 2011, the value of the Series C and D Warrants has decreased to $436,553.

Subsequent Events	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
Subsequent Events

(9)  Subsequent Events

We performed a review of events subsequent to the balance sheet date through the date the financial statements were issued and determined, except as disclosed herein, that there were no other such events requiring recognition or disclosure in the financial statements.

On January 31, 2012, we issued 100,000 shares of Common Stock to an investor relations firm for payment of services to be rendered over twelve months.

On February 7, 2012, we entered into a Securities Purchase Agreement with seven accredited investors, pursuant to which the Company sold an aggregate of 971,867 shares of common stock, $0.01 par value (“Shares”), resulting in gross proceeds to the Company of $800,000. The price per unit was $0.8025 for units consisting of 789,350 shares and 394,677 warrants, and was $0.9125 for units consisting of the remaining 182,517 shares and 91,260 warrants. Of the $800,000 invested in the private placement, $412,453 was received in cash and $387,547 was from the conversion of outstanding principal and interest on some of the convertible promissory notes issued by the Company in 2011.

Each unit consists of one share of restricted common stock and a warrant to purchase one-half share of common stock. The warrants are exercisable for a period of five years, commencing on August 7, 2012, at an exercise price of $0.74 per share for the purchasers of the 789,350 shares, and $0.85 per share for the purchasers of the 182,517 shares. In connection with the Securities Purchase Agreement, the Company paid its investment banker a fee of $35,000 for providing advisory services.